Class A Shares (TIPRX) and Class C Shares (TIPPX) of Beneficial Interest

Supplement dated December 18, 2015 to the Class A and Class C Prospectus dated February 1, 2015

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The following clarifies the Fund’s plan of distribution and replaces similar information found on page 38 in the second paragraph of the disclosures under the heading “PLAN OF DISTRIBUTION.”

The Distributor has entered into a “wholesaling” agreement with Bluerock Capital Markets, LLC (“BCM”), a registered broker-dealer and an affiliate of the Advisor. Pursuant to the terms of the wholesaling agreement, BCM will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including regional and independent retail broker-dealers. BCM may receive a portion of the sales load retained by NLD from the sale of Fund shares for its services provided under the wholesaling agreement.

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The following replaces similar information found on page 41 of the disclosures under the heading “Class A Shares.”

Class A shares are sold at the prevailing net asset value per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts;
•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares; and

Investors in Class A shares will pay a sales load based on the amount of their investment, which may range from 1.50% to 5.75%, as set forth in the table below.  A reallowance will be made by the underwriter from the sales load paid by each investor as shown on the table below. There are no sales loads on reinvested distributions.  The Fund reserves the right to waive or reduce broker commissions.  The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested	Broker Commission / Total Dealer Reallowance
Under $200,000	5.75%	6.10%	5.00%
$200,000 to $349,999	5.25%	6.54%	4.50%
$350,000 to $499,999	4.75%	4.99%	4.00%
$500,000 to $749,999	3.75%	3.90%	3.25%
$750,000 to $999,999	2.50%	2.56%	2.00%
$1,000,000 and above	1.50%	1.52%	1.00%

The following replaces similar information found on page 43 of the disclosures under the heading “Shareholder Service Expenses.”

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A and Class C shares under which the Fund may compensate financial industry organizations for providing ongoing administration of client accounts with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class A and Class C shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A and Class C shares, respectively.

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This Supplement, and the Prospectus and Statement of Additional Information both dated February 1, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling toll-free 1-888-459-1059, or by visiting the Fund’s website at http://www.bluerockfunds.com.